GE Institutional Funds	Summary Prospectus January 29, 2010 (as amended on September 28, 2010)

Premier Growth Equity Fund

Investment Class  GEIPX    Service Class  GEPSX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-493-3042 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term growth of capital and future income

Fees and Expenses of the Fund

The following table describes the fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investment Class	Service Class
Management Fees[1]	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.41%	0.66%
1	The Fund’s management fee is a “unitary fee” that includes most operating expenses payable by the Fund. The rate fluctuates based upon the average daily net assets of the Fund, and may be higher or lower than shown above.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Investment Class	Sold or Held	$42	$130	$227	$511
Service Class	Sold or Held	$67	$210	$365	$816

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities.

The Fund invests primarily in a limited number of large- and medium-sized companies (meaning companies with a market capitalization of $1 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. In seeking to satisfy the Fund’s investment objective with respect to future income, the portfolio manager will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

•	above-average annual growth rates

•	financial strength (favorable debt ratios and other financial characteristics)

•	leadership in their respective industries

•	high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign (non-U.S.) securities and debt securities. The portfolio manager may use various investment techniques (which may involve the use of derivative instruments such as swaps, options, futures and options on futures) to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-09, negative conditions and price declines may return unexpectedly and dramatically.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Mid-Cap Company Risk is the risk of investing in securities of mid-cap companies that could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Diversification Risk: Although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Redemption Risk is the risk that the Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

For a more detailed description of the Fund’s risks, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” in the Fund’s statutory prospectus. It is possible to lose money on an investment in the Fund, and this risk of loss is heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

GE Institutional Funds Prospectus

January 29, 2010 (as amended on September 28, 2010)

Performance

The bar chart and the Average Annual Total Returns table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of two broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gain distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-493-3042.

Calendar Year Total Returns (%)

The bar chart shows the performance of the Fund’s Investment Class shares.

Highest/Lowest quarterly results during this time period were:

Highest	20.39%	(quarter ended June 30, 2009)
Lowest	-27.16%	(quarter ended December 31, 2008)

Average Annual Total Returns

(as of December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception (10/31/99 for Index)
Investment Class (inception 10/29/99)
Return Before Taxes	39.07	0.89	-0.09	1.44
Return After Taxes on Distributions[1]	38.73	-0.24	—	0.68
Return After Taxes on Distributions and Sale of Fund Shares[1]	25.40	0.44	—	0.95
Service Class (inception 1/3/01)
Return Before Taxes	38.66	0.51	—	0.55
S&P 500® Index (does not reflect expenses or taxes)	26.46	0.42	-0.96	-0.18
Russell 1000 Growth Index (does not reflect expenses or taxes)	37.20	1.64	-3.98	-2.47
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Manager

The primary individual portfolio manager for the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David B. Carlson	12 years	Chief Investment Officer – U.S. Equities

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investment	Subsequent Investments
• Direct institutional investors (i.e., institutional investors purchasing shares for their own accounts directly with GE Investment Distributors, Inc., the Fund’s principal distributor).	$5 million	None

• GE affiliated retirement plans.

• Retirement plans that participate in GE Asset Management’s defined contribution full service program.

• Investment only defined contribution plans with a minimum plan asset size of $25 million.

• Investment only defined contribution plans of any asset size that invest through an authorized retirement plan platform that aggregate trades for plan participants through omnibus or pooled account arrangements.

• Qualified college savings plans.

• Investors who invest through authorized broker-dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other types of arrangement with GE Asset Management, GE Investment Distributors, Inc. or the Fund as of January 29, 2008.

	None	None

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

GE Institutional Funds

P.O. Box 9838, Providence, RI 02940

Overnight delivery:

GE Institutional Funds

101 Sabin Street, Pawtucket, RI 02860; or

•	Calling us at 1-800-493-3042.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GEINS SP PGE 9-28-2010

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